                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Granite Broadcasting Corporation (the "Company") on Form 10-Q for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), we, W. Don Cornwell and Ellen McClain, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

      (i) the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

      (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: May 10, 2004.

                                /s/       W. DON CORNWELL
                                --------------------------------
                                W. Don Cornwell
                                Chief Executive Officer

                                /s/       ELLEN McCLAIN
                                --------------------------------
                                Ellen McClain
                                Chief Financial Officer